                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                 PERRIGO COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                 PERRIGO COMPANY
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No Fee Required.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

                                PERRIGO COMPANY
                    117 WATER STREET ALLEGAN, MICHIGAN 49010
                            TELEPHONE (616) 673-8451

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 6, 1997

To the Shareholders:

     You are hereby notified that the Annual Meeting of Shareholders of Perrigo Company will be held at the Griswold Auditorium, Allegan, Michigan, on Thursday, November 6, 1997 at 10:00 A.M. (Eastern Standard Time), for the purpose of considering and taking action with respect to the following matters:

     1. The election of three directors of the Company;

     2. The approval of an amendment to the Company's Employee Incentive Stock Option Plan, adopted by the Board of Directors, to increase the number of shares of Common Stock that may be issued pursuant to the Plan from 9,420,000 to 12,420,000;

     3. The approval of an amendment to the Company's Non-Qualified Stock Option Plan for Directors, adopted by the Board of Directors, to increase the number of shares of Common Stock that may be issued pursuant to the Directors' Plan from 168,000 to 268,000;

     4. The ratification of selection of independent accountants; and

     5. Such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on September 8, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders. The transfer books of the Company will not be closed.

     Any shareholder who does not expect to attend the meeting in person is requested to execute the enclosed proxy and return it as promptly as possible in the accompanying stamped envelope. The proxy may be revoked by the shareholder at any time before it is exercised and shareholders who are present at the meeting may withdraw their proxies and vote in person.

     A copy of the Company's 1997 Annual Report to Shareholders accompanies this notice.

                                          By Order of the Board of Directors

                                          JOHN R. NICHOLS
                                          Secretary

Allegan, Michigan
September 30, 1997

               IMPORTANT--PLEASE MAIL YOUR SIGNED PROXY PROMPTLY
               IN THE ENCLOSED ENVELOPE PROVIDED FOR THIS PURPOSE

                                PERRIGO COMPANY
                    117 WATER STREET ALLEGAN, MICHIGAN 49010
                            TELEPHONE (616) 673-8451

                               ------------------

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD NOVEMBER 6, 1997

     This proxy statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Shareholders of Perrigo Company, to be held on Thursday, November 6, 1997.

     The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournments thereof. Shares represented by a properly executed proxy in the accompanying form will be voted at the Annual Meeting and, when instructions have been given by the shareholder, will be voted in accordance with those instructions. If no instructions are given, the shareholder's shares will be voted according to the recommendations of the Board of Directors. Those recommendations are described later in this proxy statement.

     You may revoke your proxy at any time before it is exercised by sending written notice of revocation to the Secretary of the Company, or by signing and delivering a later dated proxy. If you attend the Annual Meeting in person, you may revoke your proxy by either giving notice of revocation to the inspectors of election at the Annual Meeting or by voting at the Annual Meeting in person.

     The only business which the Board of Directors intends to present or knows will be presented is the election of three directors, the approval of amendments increasing the number of shares reserved under the Employee Incentive Stock Option Plan and the Non-Qualified Stock Option Plan for Directors and the ratification of selection of independent accountants. The proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting.

     The Company, as of September 8, 1997, the record date for the Annual Meeting, had issued and outstanding 76,158,995 shares of Common Stock, without par value. Each share is entitled to one vote.

     Under Michigan law and the Company's By-Laws, the necessary quorum for the Annual Meeting is the presence, in person or by proxy, of a majority of the shares issued and outstanding as of the record date. If a quorum is present at the Annual Meeting, the election of the three nominees for directors, the approval of the increase in shares reserved under the Company's two stock option plans and the ratification of selection of independent accountants and any other business which may properly come before the meeting must be approved by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the matter. Abstention from voting will have the practical effect of voting against any of the matters since it is one less vote for approval. Broker nonvotes on one or more matters will have no impact on such matters since they are not considered "shares present" for voting purposes.

     This proxy statement and the proxy were first mailed to shareholders on or about September 30, 1997.

                             ELECTION OF DIRECTORS

     The Board of Directors consists of nine members, divided into three classes. At this Annual Meeting, three nominees are to be elected to serve for a term of three years and in each case until their respective successors are elected and qualified. The remaining six directors will continue to serve as set forth below, with three directors having terms expiring in November 1998 and three directors having terms expiring in

November 1999. Two of the three nominees are currently directors of the Company. The nominees have agreed to serve if elected. The proxy holders will vote the proxies received by them for the three nominees, or in the event of a contingency not presently foreseen, for different persons as substitutes therefor.

     The following sets forth with respect to each nominee and each director continuing to serve, their name, age, principal occupation for the past five years, the year in which they first became a director of the Company and directorships in other business corporations.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                  FOR A THREE YEAR TERM EXPIRING NOVEMBER 2000

     Richard G. Hansen, 52, was appointed a director of the Company in September 1995. Mr. Hansen was President and Chief Operating Officer of the Company from October 1991 until his retirement August 31, 1995. Mr. Hansen was Executive Vice President and Chief Operating Officer from August 1989 to October 1991. Prior to August 1989, he served in various executive capacities with the Company since 1979.

     F. Folsom Bell, 55, was a director of the Company from January 1981 to February 1986 and was re-elected a director in June 1988. He has been the Chairman since 1987 and President and Chief Executive Officer since July 1989 of Thermo-Serve, Inc., a manufacturer and importer of beverageware and tableware. Mr. Bell is a director of Beverage America, Inc. and Styrochem International, Inc.

     Christopher J. Coughlin, 45, has been President of Nabisco International and Executive Vice President of Nabisco Holdings and Nabisco since February 1997. Previously he was Executive Vice President and Chief Financial Officer of Nabisco Holdings and Nabisco from April 1996 to February 1997. Prior to that, Mr. Coughlin was a consultant from 1995 to 1996 and served as Chief Financial Officer and a member of the Board of Directors of Sterling Winthrop, Inc. (a subsidiary of Eastman Kodak Company) from 1992 through 1994.

     The Board of Directors recommends a vote FOR the election of the aforementioned nominees. Proxies solicited by the Board of Directors will be so voted for all nominees unless shareholders specify otherwise in their proxies.

                  MEMBERS OF THE BOARD OF DIRECTORS CONTINUING
                   IN OFFICE WHOSE TERMS EXPIRE NOVEMBER 1998

     Larry D. Fredricks, 60, was elected a director of the Company in October 1996. Mr. Fredricks has been Executive Vice President and Chief Financial Officer of First Michigan Bank Corp., a multi-bank holding company located in Holland, Michigan since January 1995 and also served as Senior Vice President and Chief Financial Officer from May 1991 to January 1995.

     Michael J. Jandernoa, 47, was elected a director of the Company in January 1981, Chief Executive Officer of the Company in February 1986, Chairman of the Board of Directors in October 1991 and President of the Company in September 1995. Mr. Jandernoa also served as President of the Company from January 1983 to October 1991. Prior to January 1983, Mr. Jandernoa served in various executive capacities with the Company since 1979. Mr. Jandernoa is a director of Old Kent Financial Corporation and also serves on the Board of Advisors of the National Association of Chain Drug Stores.

     L. R. Jalenak, Jr., 67, was elected a director of the Company in June 1988. Mr. Jalenak was Chairman of the Board of Cleo Inc., a manufacturer of gift wrap, greeting cards and accessory items, from 1990 until his retirement on December 31, 1993 and was President of Cleo Inc. from 1977 to 1990. Mr. Jalenak is a director of Lufkin Industries, Inc., a manufacturer of oil field pumping equipment, marine propulsion gear and industrial hardware, a director of Dyersburg Corporation, a manufacturer of fabric for the apparel industry, and a trustee of First Funds.

                  MEMBERS OF THE BOARD OF DIRECTORS CONTINUING
                   IN OFFICE WHOSE TERMS EXPIRE NOVEMBER 1999

     John W. Spoelhof, 57, was appointed a director of the Company in April 1995. Mr. Spoelhof has been Chairman of the Board of Prince Corporation, an automotive component manufacturer, since 1996 and employed by Prince Corporation in various capacities since 1969. Mr. Spoelhof is a director of First Michigan National Bank Corporation.

     Mary Alice Taylor, 47, was appointed a director of the Company in April 1995. Ms. Taylor has served as Executive Vice President, Worldwide Operations and Technology of Citicorp since January 1997. Previously Ms. Taylor served Federal Express Corporation in various capacities from 1985-1996, and most recently as Senior Vice President. Ms. Taylor is a director of Autodesk, Inc., a supplier of design software and multimedia tools, and Allstate Insurance Company.

     Peter R. Formanek, 54, was elected a director of the Company in November 1993. Mr. Formanek is a private investor. Mr. Formanek was Co-founder and President of AutoZone, Inc., a specialty retailer of automotive parts and accessories, from 1986 to his retirement in 1994. Mr. Formanek is a director of Borders Group, Inc., a retailer of books and music.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

     There were five regular meetings of the Board of Directors of the Company in fiscal year 1997 and two telephonic meetings. During fiscal year 1997, each director attended at least 75% of the aggregate of the total number of Board meetings and meetings of committees of which he or she was a member, held while he or she was a director and/or committee member, except for Mr. Spoelhof, who attended five out of seven Board meetings and two out of four Compensation Committee meetings. The Board of Directors has established three standing committees, the Audit Committee, the Nominating Committee and the Compensation Committee, which deal with certain specific areas of the Board's responsibility.

     The Audit Committee, which held three meetings in fiscal year 1997, recommends the firm to be appointed as independent accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent accounts, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company, and reviews the non-audit services to be performed by the independent accountants. The members of the Audit Committee are Messrs. Formanek, Hansen, Jalenak and Ms. Taylor.

     The Nominating Committee, which held two meetings in fiscal year 1997, develops general criteria regarding the qualifications and selection of Board members and recommends candidates for election to the Board of Directors. The Nominating Committee will consider persons recommended by shareholders for inclusion as nominees for election to the Board of Directors, if names of such persons are submitted in writing to the Secretary of the Company. All recommendations should be accompanied by a complete statement of such person's qualifications and an indication of the person's willingness to serve. The members of the Nominating Committee are Messrs. Bell, Jalenak and Swaney.

     The Compensation Committee, which held four meetings in fiscal year 1997, reviews and recommends the compensation arrangements for top management of the Company, including salaries, bonuses and grants of options to purchase shares under the Company's Employee Incentive Stock Option Plan. The members of the Compensation Committee are Messrs. Bell, Formanek, Spoelhof and Swaney.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and

Nasdaq National Market. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company, the written representations from the Company's executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with during fiscal year 1997, except for the late filing by Larry D. Fredricks of his initial Section 16(a) filing on Form 3.

                           PRINCIPAL SECURITYHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of September 8, 1997, (i) by each person who is known to the Company to own beneficially more than 5% of the Common Stock, (ii) by each director and nominee for director, (iii) by the Chief Executive Officer and the four next most highly compensated executive officers, and (iv) by all directors, nominees for director and executive officers of the Company as a group.

                                                                      OWNERSHIP
                                                                ---------------------
     DIRECTORS, EXECUTIVE OFFICERS AND 5% SHAREHOLDERS            NUMBER      PERCENT
     -------------------------------------------------          ----------    -------
5% SHAREHOLDERS
Wellington Management Company(1)............................    10,710,390     14.1%
Ohio-State Teachers Retirement System.......................     3,900,000      5.1%
DIRECTORS AND NOMINEE
Michael J. Jandernoa(2).....................................     9,537,341     12.5%
  c/o Perrigo Company
  117 Water Street
  Allegan, Michigan 49010
F. Folsom Bell(3)...........................................        17,135        *
Christopher J. Coughlin.....................................            --       --
Peter R. Formanek(3)........................................         5,335        *
Larry D. Fredricks..........................................            --       --
Richard G. Hansen(4)........................................     1,378,028      1.8%
L. R. Jalenak, Jr.(5).......................................        61,335        *
John W. Spoelhof(6).........................................        30,567        *
William C. Swaney(7)........................................     1,328,784      1.7%
Mary Alice Taylor...........................................         2,667        *
NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Mark P. Olesnavage(8).......................................       504,106        *
Craig G. Hammond(9).........................................        18,424        *
James H. Bloem(9)...........................................        28,518        *
Steve M. Neil(10)...........................................        35,480        *
All directors and executive officers as a group
  (13 persons)(2)(3)(4)(5)(6)(7)(8)(9)(10)..................    12,947,720     17.0%

---------------
  *  Less than 1%

 (1) Wellington Management Company, in its capacity as investment advisor, may be deemed the beneficial owner of 10,710,390 shares which are owned by numerous investment advisory clients. None of these clients individually owns more than 5% of the Company's common stock.

 (2) Includes 6,192,781 shares owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is the trustee. Includes 2,275,000 shares owned by the M.S.J. Investment Limited Partnership, a Michigan limited partnership ("MJLP"). Mr. Jandernoa is the sole general partner of MJLP, and 26% of MJLP is held by each of three trusts established for the benefit of Mr. Jandernoa's three children. Includes 476,190 shares owned by the Michael J. Jandernoa Grantor Trust Two of which Mr. Jandernoa is trustee and under which he has a reversionary interest. Includes 476,190 shares owned by the Susan M. Jandernoa Grantor Trust Two of which Mrs. Jandernoa is trustee and under which she has a reversionary interest and 106,346 shares owned by Michael
     J. Jandernoa as Trustee of the Michael J. Jandernoa Charitable Annuity Lead Trust. Includes 10,834 shares subject to options exercisable within 60 days following the date hereof.

 (3) All shares are subject to options exercisable within 60 days following the date hereof.

 (4) Includes 320,000 shares owned by the Sandra E. Hansen Trust, a trust for the benefit of Mr. Hansen's wife, of which Mr. Hansen is the trustee, 415,878 shares owned by the Richard G. Hansen Trust, of which Mr. Hansen is the trustee, 142,150 shares owned by trusts for the benefit of Mr. Hansen's children and grandchildren, of which Mr. Hansen is the trustee and 500,000 shares owned by Richard G. Hansen as Trustee for the Richard G. Hansen Five-Year Grantor Retained Annuity Trust of which he is Trustee and in which he has a reversionary interest.

 (5) Includes 5,335 shares subject to options exercisable within 60 days following the date hereof.

 (6) Includes 2,900 shares owned by trusts for Mr. Spoelhof's grandchildren, for which Mr. Spoelhof is the trustee and in which Mr. Spoelhof disclaims beneficial ownership. Includes 2,667 shares subject to options exercisable within 60 days following the date hereof.

 (7) Includes 1,302,624 shares owned by Swaney Associates, a Michigan Partnership in which Mr. Swaney owns all but two shares of the initial capital contribution. Includes 26,160 shares owned by the Nancy C. Swaney Annuity Trust, in which Mrs. Swaney has as a reversionary interest.

 (8) Includes 123,496 shares subject to options exercisable within 60 days following the date hereof. Includes 56,472 shares owned by trusts for the benefit of Mr. Olesnavage's children, of which Mr. Olesnavage is the trustee.

 (9) All shares consist of shares subject to options exercisable within 60 days and shares owned through the Company's direct stock purchase program and 401(k) plan.

(10) Includes 10 shares owned by a son of Mr. Neil, for which Mr. Neil is acting as custodian under the Uniform Gift to Minors Act. All other shares are comprised of shares subject to options exercisable within 60 days following the date hereof.

                           COMPENSATION OF DIRECTORS

     The Company's directors who are not employees of the Company receive a retainer fee of $12,000 per year for Board membership and a fee of $1,000 for attendance at each Board, shareholder or standing committee meeting or $500 for participation in either a Board or a Committee meeting held by telephone conference call. All directors are reimbursed for expenses incurred in connection with attending Board and Committee meetings.

     The Company's directors who are not employees of the Company are eligible to participate in the Company's Non-Qualified Stock Option Plan for Directors (the "Directors' Plan"). The Directors' Plan is administered by the Board of Directors of the Company and provides for issuance of options covering up to 168,000 shares of Company Common Stock at a purchase price per share at least equal to one hundred percent of the fair market value of a share on the date of grant as determined by the Board of Directors. As of June 30, 1997, options to purchase 146,670 shares of common stock had been granted under the Directors' Plan and options to purchase 83,800 shares of Common Stock were outstanding under the Director's Plan, of which there were 19,804 vested shares.

     Larry D. Fredricks was appointed as the independent director pursuant to the Michigan Business Corporation Act. Mr. Fredricks will be compensated at the rate of $250 per hour for services rendered in that capacity. Peter R. Formanek served as the independent director of the Company thru October 30, 1996 and was compensated in that capacity at the rate of $250 per hour for services rendered.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors reviews and recommends the compensation arrangements for senior management of the Company (including the executive officers named in the Summary Compensation Table below), with respect to salaries, bonuses and grants of options to purchase shares of Common Stock under the Company's Employee Incentive Stock Option Plan.

OBJECTIVES AND POLICIES

     The Compensation Committee strives to:

     - motivate executive officers to create added value for the Company's shareholders through compensation incentives that are tied to the Company's operating and stock market performance;

     - reward executive officers for their individual performance and the performance of the Company;

     - provide compensation and benefits at levels which enable the Company to attract and retain high-quality executives; and

     - align the interests of the Company's officers and directors with the interests of the Company's shareholders through potential stock ownership.

     The Company has designed its management compensation policy to provide a compensation package for executive officers which is generally competitive with the compensation of executive officers of comparable manufacturing companies as compiled by Wyatt Data Services with respect to salary and bonus, with more emphasis on bonus. The Wyatt survey is comprised of non-durable goods manufacturing companies, including some of those reflected in the Dow Jones Pharmaceutical Index on the Performance Graph set forth on page 11. The incentive portions of the package are intended to encourage and reward outstanding individual and Company performance. Compensation for executive officers of the Company consists of a base salary, an annual bonus, if one is warranted under the criteria of the Management Incentive Bonus Plan ("Bonus Plan"), any earned bonus payments under one of the Company's productivity sharing plans (the "Improshare(R) Plan" or the "Excel Plan"), annual contributions to the Company's Profit Sharing Retirement Plan and Trust, a defined contribution profit sharing plan for certain Company employees (the "Profit Sharing Plan"), Company contributions under the Company's 401(k) plan and, for certain executive officers, the grant of stock options under the Company's Employee Incentive Stock Option Plan. It is the objective of the Compensation Committee that executive officers' salaries and bonuses approximate the median as reflected in the Wyatt survey.

CASH-BASED COMPENSATION

     Base Salary and Bonus -- The Compensation Committee employs a formal approach for measuring and evaluating executive officer performance. Executive officer base salary and individual bonus awards under the Bonus Plan are determined based on the following factors (ranked in order of importance): (i) Company-wide performance measured by attainment of specific strategic objectives and quantitative measures, (ii) individual performance of each executive officer, (iii) compensation levels at comparable manufacturing companies, and
(iv) historical cash and equity compensation levels. The primary quantitative measure utilized is return on assets; however, earnings per share and revenue growth are also considered. Qualitative assessments include the quality and measured progress of the Company's marketing and manufacturing operations and the success of strategic actions such as acquisitions of lines of business or introduction of new products.

     Under the Improshare(R) Plan and the Excel Plan, productivity improvements are shared equally between the Company and the Participants. These Plans cover all employees of the Company and its subsidiaries and are calculated based upon the ratio of total labor value of products produced to total hours worked by all participants. Improshare(R) and Excel Plan payments are computed as a percentage of base salary. The largest amount paid to an executive officer in fiscal year 1997 under the Improshare(R) Plan or the Excel Plan was $45,615 awarded to Mr. Jandernoa. For individuals named in the Summary Compensation Table for fiscal year 1997, their base salary and payments under the Improshare(R) Plan or Excel Plan and Bonus Plan compose substantially all of their compensation.

     The annual Company contribution under the Profit Sharing Plan is determined at the discretion of the Board of Directors and is shared by all employees of the Company and its subsidiaries with one year of service, other than employees of Perrigo Company of Tennessee, Inc. and Perrigo Company of Missouri, Inc. who participate in separate retirement plans. The contribution to each individual under the Profit Sharing Plan is based on the ratio of total individual compensation (limited to a maximum of $150,000 for fiscal year 1997) to total compensation of all participants for the same plan year. For fiscal year 1997, the Company made Profit Sharing Plan contributions of $7,635 on behalf of Messrs. Jandernoa, Bloem, Hammond, Neil and Olesnavage.

     The Company contribution under the Company's 401(k) plan was $400 for Messrs. Jandernoa, Bloem, Hammond, Neil and Olesnavage.

STOCK OPTION GRANTS

     Messrs. Jandernoa, Bloem, Hammond, Neil and Olesnavage were granted stock options to purchase 65,000, 60,000, 60,000, 60,000 and 60,000 shares of Common Stock, respectively, during fiscal year 1997. Stock option grants are intended to provide broad and deep incentives throughout the Company aligned with shareholder value.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     As a principal shareholder of the Company prior to its sale of shares of Common Stock to the public in December 1991, Mr. Jandernoa retains a substantial share ownership in the Company, which aligns his interests with those of the Company's shareholders. The Compensation Committee believes that Mr. Jandernoa's compensation as Chief Executive Officer is below the compensation of the chief executive officers of comparable companies. The same criteria described above that are used to establish executive officer compensation are employed in determining Mr. Jandernoa's base salary and annual bonus.

     In the view of the Compensation Committee, the Company's results in fiscal year 1997 were above average as measured by return on assets, growth in net sales, and growth in net income. The Company's return on assets of 8.1% compares to 4.1% for calendar year 1996 Fortune 500 companies and 5.9% for calendar year 1996 Standard and Poor's 500 companies. The Company's sales and net income growth met targets established for fiscal year 1997. The trends in fiscal 1997 in gross profit, operating income, net income and earnings per share were all up from the prior year. The Compensation Committee believes this was accomplished while senior management continue to make good progress on long-term investments in research and development, international market development and business process redesign.

     The Compensation Committee believes that the performance of the Company's Common Stock during fiscal year 1997 improved over the prior year, as illustrated by the performance graph on page 11. The performance of the Company's Common Stock was substantially improved over the last half of fiscal 1997 as the financial results improved and the stock price increased by over 35 percent.

SUMMARY

     Executive compensation at the Company is carefully reviewed by the Compensation Committee, the Board of Directors and senior management. After reviewing the Company's compensation programs, the Compensation Committee has concluded that the amounts paid to executive officers, including stock options, in fiscal year 1997 appropriately reflect individual performance, are linked to the financial, operational and market results of the Company and are generally competitive with amounts paid to executive officers of comparable companies.

COMPENSATION COMMITTEE

F. Folsom Bell
Peter R. Formanek
William C. Swaney
John W. Spoelhof

SUMMARY COMPENSATION

     The following table summarizes compensation received for the last three fiscal years by the Company's Chief Executive Officer and the four other most highly paid executive officers for the three fiscal years ended June 30, 1997.

                                                                                       LONG TERM
                                           ANNUAL COMPENSATION                       COMPENSATION
                              ----------------------------------------------   -------------------------
                                                                               AWARDS
                                                                  OTHER        -------
          NAME AND            FISCAL                             ANNUAL         STOCK       ALL OTHER
     PRINCIPAL POSITION        YEAR     SALARY     BONUS     COMPENSATION(1)   OPTIONS   COMPENSATION(2)
     ------------------       ------    ------     -----     ---------------   -------   ---------------
Michael J. Jandernoa........   1997    $372,100   $353,391         $--         65,000        $ 8,035
  Chairman of the Board,       1996     343,100     45,021          --              0         11,007
  Chief Executive Officer
  and                          1995     302,500     29,316          --              0          7,963
  President
Mark P. Olesnavage..........   1997     266,425    255,055          --         60,000          8,035
  President -- Customer        1996     243,433     32,700          --         15,000          7,960
  Business Development         1995     218,817     20,185          --          9,000          7,963
Craig G. Hammond(3).........   1997     239,350    252,637          --         60,000          8,035
  Executive Vice President
  and                          1996     160,064     13,074          --         50,000             --
  Chief Operations Officer
James H. Bloem(3)...........   1997     198,025    115,709          --         60,000          8,035
  Executive Vice President     1996     155,964     13,230          --         50,000             --
Steve M. Neil(4)............   1997     168,825    122,419          --         60,000          8,035
  Vice President -- Finance,   1996     139,608     32,700          --         10,000          7,960
  Chief Financial Officer,     1995     126,083     24,806          --         26,400          7,963
  Treasurer and President of
  Perrigo International, a
  subsidiary of the Company

---------------
(1) None of the named executive officers received perquisites or other personal benefits in excess of the lesser of $50,000 or 10 percent of the total of his annual salary and bonus as reported above.

(2) The amounts include contributions under the Company's 401(k) plans and the Profit Sharing Plan, the dollar value benefit of premium payments under split dollar life insurance policies for which the Company will be reimbursed for premiums paid.

(3) Mr. Bloem and Mr. Hammond were appointed executive officers during fiscal year 1996. Accordingly, only fiscal year 1996 and 1997 compensation data have been included in the table.

(4) Effective September 30, 1997, Mr. Neil resigned as an executive officer of the Company to return to his home state of California, accepting an executive position with another company.

STOCK OPTIONS

     The following table shows grants of options to the named executive officers of the Company in fiscal year 1997. The options were granted under the Company's 1988 Employee Incentive Stock Option Plan. Pursuant to Securities and Exchange Commission rules, the table also shows the value of the options granted at the end of the option terms (ten years) if the stock price were to appreciate annually by 5% and 10%, respectively. There is no assurance that the stock price will appreciate at the rates shown in the table. The table also indicates that if the stock price does not appreciate, there will be no increase in the potential realizable value of the options granted.

                                                                                      POTENTIAL REALIZABLE VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF
                                                                                        STOCK PRICE APPRECIATION
                                                INDIVIDUAL GRANTS                            FOR OPTION TERM
                                --------------------------------------------------   -------------------------------
                                NUMBER OF     PERCENT OF
                                SECURITIES   TOTAL OPTIONS
                                UNDERLYING    GRANTED TO     EXERCISE
                                 OPTIONS     EMPLOYEES IN     PRICE     EXPIRATION
             NAME                GRANTED      FISCAL YEAR     ($/SH)       DATE       0%         5%          10%
             ----               ----------   -------------   --------   ----------   -----   ----------   ----------
Michael J. Jandernoa..........    65,000          5.3%        $9.125     08/16/06      $0      $373,013     $945,288
Mark P. Olesnavage............    60,000          4.9          9.125     08/16/06       0       344,319      872,574
Craig G. Hammond..............    60,000          4.9          9.125     08/16/06       0       344,319      872,574
James H. Bloem................    60,000          4.9          9.125     08/16/06       0       344,319      872,574
Steve M. Neil.................    60,000          4.9          9.125     08/16/06       0       344,319      872,574

     The following table provides information concerning the value of stock options held by each named executive officer on June 30, 1997.

                         FISCAL YEAR END OPTION VALUES

                                                                                       VALUE OF
                                                                   NUMBER OF         UNEXERCISED
                                                                  UNEXERCISED        IN-THE-MONEY
                                                                   OPTIONS AT         OPTIONS AT
                                     SHARES                      JUNE 30, 1997      JUNE 30, 1997
                                    ACQUIRED         VALUE        EXERCISABLE/       EXERCISABLE/
              NAME                 ON EXERCISE    REALIZED(1)    UNEXERCISABLE     UNEXERCISABLE(2)
              ----                 -----------    -----------    -------------     ----------------
Michael J. Jandernoa.............         0         $    --           0/ 65,000    $     --/221,406
Mark P. Olesnavage...............     3,500          33,468      73,496/116,000     794,678/594,687
Craig G. Hammond.................         0              --       8,334/101,666       1,818/213,468
James H. Bloem...................         0              --       8,334/101,666          --/204,375
Steve M. Neil....................         0              --      18,803/ 97,597       4,830/216,844

---------------

(1) Represents the difference between the average of the high and low price of the Company's Common Stock on the date of exercise and the exercise price of the option.

(2) Represents the difference between the average of the high and low price of the Company's Common Stock on June 30, 1997 of $12.53 and the exercise price of the option.

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Common Stock of the Company from June 30, 1992 through June 30, 1997, with the cumulative total return on the Nasdaq Composite Index and the Dow Jones Pharmaceutical Index from June 30, 1992 through June 30, 1997(assuming the investment of $100 in the Company's Common Stock and reinvestment of all dividends). The Company did not pay any dividends during this period. The Nasdaq Composite Index and the Dow Jones Pharmaceutical Index are published monthly. Correspondingly, the June 30, 1992 index amounts have been used as the initial amounts for the graphic comparison. The following companies comprise the Dow Jones Pharmaceutical Index: American Home Products, Bristol-Myers Squibb, Johnson & Johnson, Eli Lilly & Co., Merck & Co., Pfizer Inc., Schering-Plough, Pharmacia & Upjohn Co. and Warner-Lambert.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
          AMONG PERRIGO COMPANY, THE NASDAQ STOCK MARKET (U.S.) INDEX
                    AND THE DOW JONES PHARMACEUTICALS INDEX

        MEASUREMENT PERIOD               PERRIGO         NASDAQ STOCK         DOW JONES
      (FISCAL YEAR COVERED)              COMPANY         MARKET (U.S.)     PHARMACEUTICALS
6/92                                              100                100                100
6/93                                              136                126                 89
6/94                                               86                127                 87
6/95                                               69                169                131
6/96                                               70                218                193
6/97                                               78                265                300

* $100 invested on 6/30/92 in stock or index -- including reinvestment of dividends. Fiscal year ending June 30.

     The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company's Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during fiscal year 1997 were Messrs. F. Folsom Bell, Chairman, Peter R. Formanek, John W. Spoelhof and William C. Swaney. Mr. Swaney, Chairman Emeritus and a non-employee director, was formerly Chairman of the Board and President of the Company. The other directors on the Compensation Committee are outside directors and have never been officers or employees of the Company.

                APPROVAL OF AMENDMENTS TO THE EMPLOYEE INCENTIVE
                          STOCK OPTION PLAN AS AMENDED

     The Board of Directors has adopted, subject to approval by the Company's shareholders, an amendment to the Perrigo Company Employee Incentive Stock Option Plan (the "Plan") that would increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted under the Plan from 9,420,000 to 12,420,000.

     For purposes of satisfying the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the amendment would also limit the number of options that may be granted to any "covered employee" in any fiscal year to 100,000 and clarify that the members of the committee that administers the Plan must be "outside directors" as such term is described in Code Section 162(m) and accompanying regulations. Covered employees include the Company's Chief Executive Officer and the four other highest paid executive officers of the Company.

     The amendment would also effect certain securities law related changes and certain other miscellaneous changes, which are incorporated in the summary of the Plan set forth below and the full text of the Plan set forth in Exhibit A hereto.

     The Board of Directors believes that stock ownership by officers and key employees provides performance incentives and fosters pride in the Company to the benefit of both the Company and its shareholders. The Board, therefore, recommends approval by the shareholders of the amendments to the Plan.

     The following is a brief summary of the principal provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan set forth in Exhibit A hereto.

GENERAL

     In August, 1988 the Board of Directors and the shareholders adopted and approved the Plan which, as currently in effect, provides for the granting of options to purchase not more than an aggregate of 9,420,000 shares of the Company's Common Stock, subject to adjustment under certain circumstances. The proposed amendment would increase the number of shares that may be issued upon exercise of options granted under the Plan to 12,420,000. Some or all of such options may be "incentive stock options" within the meaning of the Code.

ADMINISTRATION

     The Plan is administered by a stock option committee appointed by the Board of Directors (the "Committee"). The Committee consists of at least three members of the Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) of the Code. The Committee is authorized to grant stock options to all persons entitled to be granted stock options under the Plan. The Committee has full power and authority to interpret the provisions of the Plan, set the terms and conditions of individual options and supervise the administration of the Plan with respect to the persons to whom stock options may be granted.

OPTION GRANTS

     Certain officers and other key employees of the Company (including any of its subsidiaries) are eligible to participate in the Plan. Non-employee members of the Board of Directors of the Company are not eligible to participate in the Plan. The Committee determines, subject to the provisions of the Plan, to whom options are granted, the number of shares of Common Stock subject to an option, whether stock options shall be incentive stock options or non-qualified stock options, the exercise price of such options, whether the options may be exercised in full or in installments and the period during which such options may be exercised. To the extent options granted under the Plan to an optionee qualify as incentive stock options, the aggregate fair market value of the Common Stock with respect to which such options are exercisable for the first time by such optionee during any calendar year may not exceed $100,000. Fair market value for this purpose is the average of the highest price and the lowest price at which the Common Stock is traded on the date the option is granted, or on the most recent date on which the Common Stock is traded prior to such grant date, as reported on the NASDAQ National Market.

VESTING OF OPTIONS

     The Committee generally has the discretion to set the expiration date and vesting requirements for each option (subject to the 10-year term limit for incentive stock options described below). Regardless of the vesting requirements that otherwise apply to an option, such option shall immediately vest and may be exercised in whole or in part upon the Participant's death or disability or upon a "change in control" of the Company prior to the expiration date of the option. For this purpose, a change in control shall be deemed to have occurred on the date on which (i) any Person (as that term is defined in Section 2(2) of the Securities Act of 1933 and Section 13(d)(3) of the Exchange Act) who is not a shareholder of the Company acquires or otherwise becomes the owner of voting stock of the Company, which, together with all other voting stock of the Company then owned by such Person, represents fifty percent (50%) or more of the then issued and outstanding voting stock of the Company or (ii) the composition of the Company's Board of Directors is changed such that a majority of the members of the Board of Directors is comprised of individuals who are neither incumbent members on the date of adoption of the Plan nor nominated or appointed by a majority of such incumbent members or their nominees.

TERMINATION OF EMPLOYMENT

     If an optionee's employment with the Company is terminated for any reason other than his or her death or disability, the vested but unexercised portion of such optionee's incentive stock options will continue to be exercisable until the earlier of the original expiration date of the incentive stock options or three months after such termination of employment. If his or her termination of employment is by reason of death or disability, then the unexercised portion of such vested incentive stock options will continue to be exercisable for twelve months after such termination of employment. The same rules will apply to non-qualified stock options, subject to the Committee's discretion to vary the exercisability provisions that apply to any non-qualified options.

EXERCISE PRICE AND TERM

     The exercise price with respect to all options may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. In addition, the exercise price with respect to incentive stock options granted to any individual who owns greater than 10% of the Company's voting stock may not be less than 110% of the fair market value of the Common Stock at the time the option is granted. The latest date on which an incentive stock option may be exercised is ten years from the date the option was granted. The Committee, in its discretion, may specify an earlier exercise date for any option or a later exercise date for any non-qualified option.

TERMINATION AND AMENDMENT OF THE PLAN

     No options may be granted under the Plan after August 15, 2005, but options granted prior to that date may be exercisable after that date. The Plan may be amended from time to time by the Board of Directors. However, the Board of Directors may not, without shareholder approval, amend the Plan to (i) increase the number of shares of Common Stock which may be issued under the Plan (except upon changes in capitalization as specified in the Plan), (ii) change the group of employees eligible to receive options under the Plan, (iii) change the provisions of the Plan respecting the price at which incentive stock options may be granted, (iv) extend the time within which options may be granted, (v) alter the Plan in such a way that incentive stock options already granted under the Plan would not be considered incentive stock options within the meaning of the Code, or (vi) amend the provisions of Section 14 of the Plan, which relates to amendments to the Plan. In addition, no amendment shall adversely affect the rights of any optionee (without the optionee's consent) under any option previously granted.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of current Federal income tax consequences of non-qualified stock options and incentive stock options under the relevant provisions of the Code. This summary does not purpose to be complete and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

     FEDERAL INCOME TAX CONSEQUENCES OF NON-QUALIFIED STOCK OPTIONS

     Upon the exercise of a non-qualified stock option, the optionee will realize ordinary income equal to the difference between the fair market value of the Common Stock received by the optionee at the time of exercise over the exercise price of such option. When the optionee eventually sells the Common Stock, such optionee is taxed on the difference between the sale price and his or her basis in the Common Stock (i.e., fair market value of the Common Stock at the time of exercise). This will be taxed as ordinary income or capital gain or loss, depending on the length of time the Common Stock is held by the optionee. The Company will be entitled to a deduction equal to the ordinary income recognized by the optionee at the time the optionee recognizes such income, provided applicable withholding requirements are met.

     FEDERAL INCOME TAX CONSEQUENCES OF INCENTIVE STOCK OPTIONS

     There are generally no Federal income tax consequences to the optionee at the time an incentive stock option is exercised; except the difference between the fair market value of the Common Stock and the exercise price will be an adjustment item for purposes of determining any Alternative Minimum Tax liability. When any of the Common Stock received upon exercise of an incentive stock option is sold, the optionee will realize a capital gain or loss, as applicable, equal to the difference between the selling price of the Common Stock sold and the exercise price paid by the optionee for such Common Stock, provided (a) the disposition of Common Stock by the optionee is not within two years after the date of grant of the option or within one year after the transfer of such Common Stock to the optionee upon exercise, and (b) the optionee was employed by the Company at all times from the date of grant of the option until three months before the date of exercise. Special rules apply in the case of death or disability. The Company will not be entitled to a deduction for Federal income tax purposes upon the grant or exercise of an incentive stock option.

     If the above holding period requirements described in (a) above are not met, the optionee will, in general, recognize ordinary income in the year of the disqualifying disposition of the Common Stock received upon exercise of the option. If the optionee does not satisfy the employment requirement described in
(b) above, the optionee will recognize ordinary income at the time of exercise of the option. In either event, such ordinary income will be equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, but, in the case of a disqualifying disposition, shall not be more than the gain, if any, realized on the disqualifying disposition (sale price minus exercise price). The Company will be entitled to a deduction equal to the ordinary income recognized by the optionee at the time the optionee recognizes such income. If the gain realized on a disqualifying disposition is greater than the excess of the fair market value over the exercise price, the difference is taxed as capital gain. If a loss is sustained on the disqualifying disposition (sale price is less than exercise price), the loss is allowable as a capital loss.

                  APPROVAL OF AMENDMENTS TO THE NON-QUALIFIED
                   STOCK OPTION PLAN FOR DIRECTORS AS AMENDED

     The Board of Directors has adopted, subject to approval by the Company's shareholders, an amendment to the Perrigo Company Non-Qualified Stock Option Plan for Directors (the "Plan") that would increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted under the Plan from 168,000 to 268,000. The amendment would also effect certain securities law related changes and certain other miscellaneous changes, which are incorporated in the summary of the Plan set forth below and the full text of the Plan set forth in Exhibit B hereto.

     The Board of Directors believes that stock ownership by non-employee directors provides performance incentives and enables the Company to attract and retain experienced and knowledgeable non-employee directors to the benefit of both the Company and its shareholders. The Board of Directors, therefore, recommends approval by the shareholders of the amendments to the Plan.

     The following is a brief summary of the principal provisions of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan set forth in Exhibit B hereto.

GENERAL

     In July, 1989 the Board of Directors and the shareholders adopted and approved the Plan which, as currently in effect, provides for the granting of options to purchase not more than an aggregate of 168,000 shares of the Company's Common Stock, subject to adjustment under certain circumstances. The proposed amendment would increase the number of shares that may be issued upon exercise of options granted under the Plan to 268,000. All options granted under the Plan shall be non-qualified stock options.

ADMINISTRATION

     The Plan is administered by the Board of Directors or by a committee appointed by the Board of Directors (hereinafter, this administrative body shall be referred to as the "Board"). If a committee is appointed, it shall consist of at least three members of the Board of Directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Board is authorized to grant stock options to all persons entitled to be granted stock options under the Plan. The Board has full power and authority to interpret the provisions of the Plan, set the terms and conditions of individual options and supervise the administration of the Plan with respect to the persons to whom options may be granted.

OPTION GRANTS

     All non-employee members of the Board of Directors of the Company are eligible to participate in the Plan. The Board determines, subject to the provisions of the Plan, to whom options are granted, the number of shares of Common Stock subject to each option, the exercise price of each option, whether the option may be exercised in full or in installments and the period during which such option may be exercised.

VESTING OF OPTIONS

     The Board generally has the discretion to set the expiration date and vesting requirements for each option. Regardless of the vesting requirements that otherwise apply to an option, such option shall immediately vest and may be exercised in whole or in part upon the Participant's death or disability or upon a "change in control" of the Company prior to the expiration date of the option. For this purpose, a change in control shall be deemed to have occurred on the date on which (i) any Person (as that term is defined in Section 2(2) of the Securities Act of 1933 and Section 13(d)(3) of the Exchange Act) who is not a shareholder of the Company acquires or otherwise becomes the owner of voting stock of the Company, which, together with all other voting stock of the Company then owned by such Person, represents fifty percent (50%) or more of the then issued and outstanding voting stock of the Company or (ii) the composition of the Company's Board of Directors is changed such that a majority of the members of the Board of Directors is comprised of individuals who are neither incumbent members on the date of adoption of the Plan nor nominated or appointed by a majority of such incumbent members or their nominees.

TERMINATION OF EMPLOYMENT

     The Board, in its discretion, shall determine the time period during which each option shall be exercisable following the termination of the optionee's directorship. If an optionee's directorship with the Company is terminated for any reason, the vested but unexercised portion of such optionee's options will continue to be exercisable until the earlier of the original expiration date of the options or the applicable post-termination exercise period specified by the Board.

EXERCISE PRICE AND TERM

     The exercise price with respect to any option may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. Fair market value for this purpose is the average of the highest price and the lowest price at which the Common Stock is traded on the date the option is granted, or on the most recent date on which the Common Stock is traded prior to such grant date, as reported on the NASDAQ National Market. The Board, in its discretion, shall determine the expiration date for each option.

TERMINATION AND AMENDMENT OF THE PLAN

     The Plan may be amended from time to time by the Board of Directors. However, the Board of Directors may not, without shareholder approval, (i) amend the Plan to increase the number of shares of Common Stock which may be issued under the Plan (except upon changes in capitalization as specified in the Plan), or (ii) amend the Plan in any way that would adversely affect the rights of any optionee (without the optionee's consent) under any option previously granted.

FEDERAL INCOME TAX CONSEQUENCES

     Below is a brief summary of current Federal income tax consequences of non-qualified stock options under the relevant provisions of the Internal Revenue Code of 1986, as amended (the "Code"). This summary does not purport to be complete and reference should be made to the applicable provisions of the Code. In addition, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

     Federal Income Tax Consequences of Non-Qualified Stock Options

     Upon the exercise of a non-qualified stock option, the optionee will realize ordinary income equal to the difference between the fair market value of the Common Stock received by the optionee at the time of exercise over the exercise price of such option. When the optionee eventually sells the Common Stock, such optionee is taxed on the difference between the sale price and his or her basis in the Common Stock (i.e., fair market value of the Common Stock at the time of exercise). This will be taxed as ordinary income or capital gain or loss, depending on the length of time the Common Stock is held by the optionee. The Company will be entitled to a deduction equal to the ordinary income recognized by the optionee at the time the optionee recognizes such income.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     On the recommendation of the Audit Committee, the Board of Directors has selected BDO Seidman LLP as the independent accountants to examine the financial statements of the Company and its subsidiaries for fiscal year 1998. BDO Seidman LLP has been employed to perform this function for the Company since 1988.

     One or more representatives of BDO Seidman LLP will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

     Although this appointment is not required to be submitted to a vote of the shareholders, the Board believes it is appropriate as a matter of policy to request that the shareholders ratify the appointment. If the shareholders should not ratify the appointment, the Audit Committee will investigate the reasons for the shareholder rejection and the Board will reconsider its appointment.

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of BDO Seidman LLP. Proxies solicited by the Board of Directors will be so voted unless shareholders specify otherwise in their proxies.

              1998 SHAREHOLDER PROPOSALS AND NOMINATING PROCEDURES

     Proposals of shareholders intended for inclusion in the Company's proxy statement relating to the 1998 Annual Meeting must be received at the Company's Principal Executive Offices (please address to the attention of John R. Nichols, Secretary) not later than June 1, 1998. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the Securities and Exchange Commission.

     The By-Laws of the Company require that nominations for a director to be elected at the 1998 Annual Meeting, other than those made by the Board, and any other business to be properly brought before the 1998 Annual Meeting be submitted to the Secretary of the Company not later than August 20, 1998. Any shareholder may obtain a copy of the applicable By-Law from the Secretary of the Company upon written request.

                                    GENERAL

     The cost of preparing, assembling and mailing this proxy statement and accompanying appears will be borne by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call by officers, directors or regular employees of the Company, who will not be specially compensated for such solicitation. The entire cost of such solicitation will be borne by the Company, which will include the cost of supplying the necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees, and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of the solicitation material to those beneficial owners.

                                          By Order of the Board of Directors

                                          John R. Nichols
                                          Secretary

Allegan, Michigan
September 30, 1997

                                                                       EXHIBIT A

              PERRIGO COMPANY EMPLOYEE INCENTIVE STOCK OPTION PLAN

1.  Name and Purpose.

     This plan shall be known as the Perrigo Company Employee Incentive Stock Option Plan (hereinafter called the "Plan"). The Plan is intended as an incentive to certain officers and key employees (hereinafter called "Participant" or "Participants") of Perrigo Company (hereinafter called the "Company") and its Subsidiaries to remain in the employ of the Company and its Subsidiaries, as the case may be, and to encourage stock ownership by the Participants in the Company, in order that they may acquire a proprietary interest in the business of the Company. Stock options granted under the Plan may be of two types, incentive stock options ("Incentive Stock Options") and non-qualified stock options. It is intended that Incentive Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of
Section 422(b) of the Internal Revenue Code of 1986 as now in effect or as later amended (the "Code") and shall be subject to the tax treatment described in
Section 421 of the Code. As used herein and in any option granted hereunder, "Subsidiary" or Subsidiaries" shall mean the same as those terms as defined in
Section 424(f) of the Code.

2.  Stock.

     All stock subject to options under the Plan shall be authorized but unissued or reacquired Class A Common Stock, par value $.10 per share, of the Company (hereinafter called "Common Stock"). The aggregate number of shares of Common Stock which may be issued to all Participants under options granted under this Plan shall not exceed 12,420,000 shares.* In the event that any outstanding option under the Plan expires for any reason, including failure to satisfy any vesting requirement imposed pursuant to Section 7 of the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subjected by the Company to an option under the Plan.

3.  Administration.

     The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee") to whom administration of the Plan has been duly delegated. The Committee shall consist of three or more directors of the Company. To the extent required to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), each member of the Committee shall qualify as a "non-employee director," as defined therein. To the extent required to comply with Code Section 162(m) and the related regulations, each member of the Committee shall qualify as an "outside director," as defined therein.

     The Committee in its discretion shall determine whether and to what extent options granted under the Plan shall be designated as Incentive Stock Options. With respect to the granting of options pursuant to this Plan, the Committee shall hold meetings at such times and places as it may determine, and all action with respect to this Plan shall be taken by a majority of its members. The management of the Company shall, if requested by the Committee, make recommendations to the Committee with respect to the Participants who the management believes should be granted options and the amount of Common Stock to be subject to the options granted to each under the Plan, but the Committee shall have the full right and responsibility to determine from time to time which officers and employees of the Company and its Subsidiaries shall be granted options under the Plan, the time or times at which options shall be granted, the number of shares of Common Stock to be covered by each option and the terms and conditions of each option granted. In making such determinations, the Committee may take into account the nature of the services rendered by such individuals, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant.

---------------

* Adjusted for the three and one-half-for-one common stock split, effective November, 1991 and the two-for-one common stock split, effective August, 1993. Amended August, 1991, November, 1991, August, 1995 and August, 1997 to increase the shares of Common Stock which may be issued under the Plan.

     The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final. No member of the Committee or officer of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. All actions taken by the Committee with respect to any option granted pursuant to the Plan shall be conclusively binding on the Company and the Participant.

4. Eligibility.

     The Participants eligible to receive options shall be such key employees, including officers, of the Company and its Subsidiaries as the Committee may select from time to time. No non-employee director of the Company may participate under the Plan. An employee who has been granted an option or options at any time may be granted an additional option or options at a later time or times if the Committee shall so determine.

5. Option Price.

     Each option shall state the option price, which shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock of the Company on the date of the granting of the option; provided, however, the option price for any Incentive Stock Option granted to a Participant who then owns (or is deemed to own under the applicable provisions of the Code and rules and regulations promulgated thereunder) stock of the Company or its Subsidiaries possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary shall not be less than one hundred and ten percent (110%) of the fair market value of the shares of Common Stock of the Company on the date of granting of the option. For purposes of the Plan "fair market value" shall be the average of the highest price and the lowest price at which the Common Stock is traded on the date of determination, or on the most recent date on which the Common Stock is traded prior to that date, as reported on the NASDAQ National Market. Subject to the foregoing, the Committee shall have full authority and discretion in fixing the option price, and shall be fully protected in so doing.

6. General Limitation on Incentive Stock Options.

     The aggregate fair market value (determined as of the date on which the option is granted) of stock with respect to which options designated as Incentive Stock Options, together with incentive stock options under any other plan of the Company (and any parent corporation within the meaning of Section 424(e) of the Code or any subsidiary), are exercisable for the first time by any employee in any calendar year shall not exceed $100,000. In addition, no option designated as an Incentive Stock Option may be granted under the Plan if such grant, together with any other applicable grant of Incentive Stock Options under the Plan or incentive stock options under any other plan of the Company (and any parent corporation within the meaning of Sections 424(e) of the Code or any subsidiary), would exceed any other applicable maximum established under Section 422 of the Code for incentive stock options. If an option granted under the Plan which is designated as an Incentive Stock Option exceeds such limitations, such option, to the extent of such excess, shall be a separate non-qualified option.

7. Terms and Conditions of Options.

     All options granted pursuant to the Plan shall be authorized by the Committee and shall be issued in the form appended hereto or in such other form as the Committee may from time to time prescribe; provided, however, that any such options granted shall contain the following terms and conditions:

          (a) Number of Shares and Option Price. Each option shall state the number of shares of Common Stock to which it pertains and the option price per share.

          (b) Continued Employment. Each Participant shall agree to remain in the employment of and to render to the Company or its Subsidiary, as the case may be, his or her services for such time period, not to exceed six
     (6) years, as may be determined by the Committee at the time of granting the option, and such option shall not vest or be exercisable during said time period; provided, however, that the

     Committee may, at its discretion, provide for staggered vesting, in which event the option for those shares of Common Stock for which the required vesting period has been met shall vest and may be exercised thereafter even though the option as to other shares of stock in the same grant or any subsequent grant has not then vested.

          (c) Term and Vesting of Options. Each option shall vest and may only be exercised, if at all, between the original exercise date and the expiration date determined by the Committee and specified in the option, provided that an option intended to qualify as an Incentive Stock Option shall have a term of not more than ten years, and provided further that if an optionee owns (or is deemed to own under applicable provisions of the Code and the rules and regulations promulgated thereunder) stock of the Company or its Subsidiaries possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the term of such option shall be no more than five years. Notwithstanding the vesting period specified in any option granted under the Plan, each such option shall immediately vest and may be exercised in whole or in part at any time after the date on which (i) any Person (as that term is defined in Section 2(2) of the Securities Act of 1933 and
     Section 13(d)(3) of the Exchange Act, as hereafter amended from time to time) who is not a shareholder of the Company on the date of adoption of the Plan, acquires or otherwise becomes the owner of voting stock of the Company, which, together with all other voting stock of the Company then owned by such Person, represents fifty percent (50%) or more of the then issued and outstanding voting stock of the Company or (ii) the composition of the Company's Board of Directors is changed such that a majority of the members of the Board of Directors is comprised of individuals who are neither incumbent members on the date of adoption of the Plan nor nominated or appointed by a majority of such incumbent members or their nominees or
     (iii) the Participant's employment is terminated by his or her death or disability (as defined in the Company's long-term disability insurance plan under which such Participant is then covered) prior to the date on which the right to exercise the option expires or terminates as determined by the Committee and specified in the option.

          (d) Nontransferability of Options. During the lifetime of the Participant, the option shall be exercisable only by him or her while he or she is employed by the Company or its Subsidiary or within the time period specified in subsection (e) or (f) below, as the case may be, and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. On the death of the Participant, his or her option may only be transferred or assigned by his or her will or by the laws of descent and distribution and may only, in such event, be exercised within the time period and in the manner specified in subsection (f) below.

          (e) Termination of Employment Other Than by Death or
     Disability. Subject to subsections (f) and (g) below, the Participant shall have the right to exercise the option at any time within three months after the termination of his or her employment with the Company or its Subsidiary for any reason to the extent that the Participant's right to exercise such option had vested (including without limitation by reason of subsection (c) above) and had not previously been exercised prior to the Participant's termination of employment.

          If the Participant's employment with the Company or its Subsidiary is terminated for any reason prior to the earliest date on which the Participant's option may be exercised pursuant to its terms or, if such employment is terminated for any reason after such date and the option is not exercised prior to the first to occur of (i) the expiration date specified by the Committee at the time the option is granted or (ii) 3 months following his or her termination of employment for any reason other than death or disability, the option shall lapse. Whether authorized leave of absence, or absence for military or governmental service, would constitute termination of employment for the purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

          (f) Termination of Employment by Death or Disability. Except as provided in the following paragraph and in subsection (g) below, if the Participant's employment with the Company or its Subsidiary is terminated by his or her death or his or her disability (as defined in the Company's long-term disability insurance plan under which such Participant is then covered) an option may be exercised in whole or in part by the duly appointed fiduciary of the estate of the deceased Participant or the person or persons succeeding to his or her interest under the laws of descent and distribution or by bequest under his or her will, or, in the case of disability, by the disabled Participant or the conservator of his or her estate, as the case may be, at any time within a period of 12 months following his or her death or disability, but by no one else to the extent that the Participant's right to exercise such option had vested and had not previously been exercised prior to the date of his or her termination of employment caused by his or her death or disability.

          If the Participant's employment with the Company or its Subsidiary is terminated by his or her death or disability and the option is not exercised in the manner provided in the preceding paragraph of this subsection (f) prior to the first to occur of (i) the expiration date specified by the Committee at the time the option is granted or (ii) 12 months following his or her termination of employment, the option shall lapse.

          (g) Committee Discretion as to Non-Qualified Options. Notwithstanding the provisions of subsections (e) and (f) above, the Committee, in its discretion, may alter the terms and conditions respecting the time that an optionholder has to exercise any non-qualified option and may extend the time that an optionee has to exercise any outstanding non-qualified option, but not beyond the specified expiration date of such non-qualified option.

          (h) Covered Employee Limitation. Options for more than 100,000 shares of Common Stock may not be granted in any calendar year to any Participant who is or is expected to be a "covered employee" within the meaning of Code
     Section 162(m) and the related regulations for the year in which such options are taxable to such Participant.

8. Other Option Provisions.

     Any option granted under the Plan may contain such provisions, including, without limitation, restrictions upon the exercise of the option and subsequent transfer of the underlying stock, as the Committee shall deem advisable, provided that, with respect to an Incentive Stock Option, any such limitations or restrictions do not violate the provisions of Section 422 of the Code, or of any regulations promulgated thereunder.

9. Term of Plan.

     Options must be granted pursuant to the Plan, if at all, within a period of ten (10) years from August 15, 1995, which is the date the original term of the Plan was extended; provided that the Committee may revise or discontinue the Plan at any time in accordance with Section 14.

10. Exercise of Option and Payment of Option Price.

     Subject to Sections 6 and 7 above, each option granted under the Plan may be exercised in whole or in part, over the term of the option, by delivery to the President, Secretary, Assistant Secretary or chief financial officer of the Company of a duly executed notice of exercise in the form attached to the option. The exercise price of an option shall be paid in full at the time of exercise (i) in cash, (ii) through the surrender of previously-acquired shares of Common Stock having a fair market value equal to the exercise price of the option, (iii) through the withholding by the Company (upon such exercise) of Common Stock having a fair market value equal to the exercise price or (iv) by a combination of (i), (ii), and (iii). Upon exercise of the option, the Company may withhold, or allow a Participant to remit to the Company any applicable Federal, state or local income tax liability. In order to satisfy all or any portion of such income tax liability, an option holder may elect to surrender Common Stock previously acquired by the holder or to have the Company withhold Common Stock that would otherwise have been issued to the holder pursuant to the exercise of the option.

11. Adjustment Provisions

     In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalization, combination of shares, exchange of shares, mergers, consolidations, separations, reorganizations, liquidations, or otherwise, the number and class of shares available for options under the Plan and the shares subject to any outstanding options and the option price thereof shall be equitably adjusted by the Committee.

12. Mergers or Consolidations

     In the event of the merger or consolidation of the Company into or with another corporation in which the Company ceases to exist, the option shall be transferred into options of the surviving corporation to purchase the same comparable number of shares of the surviving corporation and on the same terms and conditions as provided for and contained in the options granted under the Plan, and the Company shall require, as a condition to such merger or consolidation, that the surviving corporation adopt the Plan as its plan and issue comparable options to purchase sharers of its stock.

13. Loans to Participants

     The Company may make loans to any one or more of the Participants as authorized by the Committee, and on terms and conditions set by the Committee, for the purpose of financing the exercise of options granted under the Plan; provided, however, that the maximum aggregate amount of any such loan or loans to a Participant may not exceed the amount of the Participant's current year base salary, excluding bonuses.

14. Amendment or Termination of Plan.

     The Committee may amend, suspend or terminate this Plan at any time and from time to time. However, without the approval of a majority in interest of the stockholders of the Company, no amendment shall be made which shall either
(i) increase the maximum number of shares of Common Stock which may be issued under the options granted under the Plan, (ii) expand the classes of persons eligible to be granted options under the Plan, (iii) change the provisions of the Plan respecting the price at which options shall be granted, or (iv) extend the term of the Plan. No amendment of the Plan shall adversely affect rights or obligations under the Plan with respect to options granted prior to such amendment. To the extent that any provision of the Plan or any terms or conditions of any Incentive Stock Option issued under the Plan shall hereafter be determined to be in conflict with the provisions of Code Section 422, as amended from time to time, such provision, term or condition shall be amended by the Committee to bring such option into conformity with said Section.

15. General Provisions.

     (a) Nothing in the Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee at any time with or without cause.

     (b) No shares of Common Stock shall be issued or transferred pursuant to an option granted under the Plan unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with.

     (c) No employee and no beneficiary or other person claiming under or through him or her shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any option except as to such shares of Common Stock, if any, as shall have been issued pursuant to the exercise of such option.

     (d) The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any general corporate purposes.

16. Effective Date and Termination Date of Plan.

     The Plan was originally adopted by the Board of Directors of the Company on August 24, 1988. The Plan was later amended and restated, effective as of August 15, 1995, at which time the term of the Plan was extended to August 15, 2005. The Plan is hereby amended and restated, effective as of August, 1997. Unless sooner terminated in the manner provided herein, the Plan shall terminate on August 15, 2005.

                                                                       EXHIBIT B

         PERRIGO COMPANY NON-QUALIFIED STOCK OPTION PLAN FOR DIRECTORS

1.  Name and Purpose

     This plan shall be known as the Perrigo Company Non-Qualified Stock Option Plan for Directors (hereinafter called the "Plan"). The Plan is intended to attract and retain the services of experienced and knowledgeable non-employee directors (hereinafter called "Participant" or "Participants") to serve on the Board of Directors of Perrigo Company (hereinafter called the "Company") and to provide additional incentive for such Participants to work for the best interest of the Company and its shareholders through ownership of its common stock.

2.  Stock

     All stock subject to options under the Plan shall be authorized but unissued or reacquired Class A Common Stock, par value $.10 per share, of the Company (hereinafter called "Common Stock"). The aggregate number of shares of Common Stock which may be issued to all Participants under options granted under this Plan shall not exceed 268,000 shares.* In the event that any outstanding option under the Plan expires for any reason, including failure to satisfy any vesting requirement imposed pursuant to subsection 6(b) of the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subjected by the Company to an option under the Plan.

3.  Administration

     The Plan shall be administered by the Board of Directors of the Company or by a committee of the Board of Directors hereafter designated to administer the Plan by the Board of Directors of the Company. Any committee of the Board of Directors designated to administer the Plan shall consist of not less than three directors of the Company. To the extent required to comply with Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), each member of any such committee shall qualify as a "non-employee director," as defined therein. As used herein, "Board" shall mean and include the Board of Directors of the Company and any committee designated by the Board to administer the Plan.

     With respect to the granting of options pursuant to the Plan, the Board shall hold meetings at such times and places as it may determine, and all action with respect to the Plan shall be taken by a majority of its members. The Board shall have the full right and responsibility to determine from time to time which outside Directors of the Company shall be granted options under the Plan, the time or times at which options shall be granted, the number of shares of Common Stock to be covered by each option and the terms and conditions of each option granted.

     The interpretation and construction by the Board of any provisions of the Plan or of any option granted under the Plan shall be final. No member of the Board or office of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. All actions taken by the Board with respect to any option granted pursuant to the Plan shall be conclusively binding on the Company and the Participant.

4. Eligibility

     The Participants eligible to receive options shall be those Directors of the Company who are not employed by the Company at the time of granting of any option under this Plan to such Director.

---------------

* Adjusted for the three and one-half-for-one common stock split, effective November, 1991 and the two-for-one common stock split, effective August, 1993. Amended August, 1997 to increase the shares of Common Stock which may be issued under the Plan.

5. Option Price

     Each option shall state the option price, which shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock of the Company on the date of the granting of the option. For purposes of the Plan, "fair market value" shall be the average of the highest price and the lowest price at which the Common Stock is traded on the date of determination, or on the most recent date on which the Common Stock is traded prior to that date, as reported on the NASDAQ National Market. Subject to the foregoing the Board shall have full authority and discretion in fixing the option price, and shall be fully protected in so doing.

6. Terms and Conditions of Options

     All options granted pursuant to the Plan shall be authorized by the Board and shall be issued in the form appended hereto or in such other form as the Board may from time to time prescribe; provided, however, that any such options granted shall contain the following terms and conditions:

          (a) Number of Shares and Option Price. Each option shall state the number of shares of Common Stock to which it pertains and the option price per share.

          (b) Term and Vesting. Each option shall vest and may only be exercised, if at all, between the original exercise date and the expiration date determined by the Board and specified in the option. Each participant shall agree to continue, if elected by the shareholders, as a Director of the Company and to render to the Company his or her services as a Director for such time period, not to exceed six (6) years, as may be determined by the Board at the time of granting the option, and such option shall not vest or be exercisable during said time period; provided, however, that the Board may, at its discretion, provide for staggered vesting, in which event the option for those shares of Common Stock for which the required vesting period has been met shall vest and may be exercised thereafter even though the option as to other shares of stock in the same grant or any subsequent grant has not then vested.

          (c) Early Vesting of Options. Notwithstanding the vesting period specified in any option granted under the Plan, each such option shall immediately vest and may be exercised in whole or in part at any time after the date on which (i) any Person (as that term is defined in Section 2(2) of the Securities Act of 1933 and Section 13(d)(3) of the Exchange Act, as hereafter amended from time to time) who is not a shareholder of the Company on the date of adoption of the Plan, acquires or otherwise becomes the owner of voting stock of the Company, which, together will all other voting stock of the Company then owned by such Person, represents fifty percent (50%) or more of the then issued and outstanding voting stock of the Company or (ii) the composition of the Company's Board of Directors is changed such that a majority of the members of the Board of Directors is comprised of individuals who are neither incumbent members on the date of adoption of the Plan nor nominated or appointed by a majority of such incumbent members or their nominees or (iii) the Participant's services as a Director of the Company is terminated by his or her death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code")) prior to the date on which the right to exercise the option expires or terminates as determined by the Board and specified in the option.

          (d) Nontransferability of Options. During the lifetime of the Participant, the option shall be exercisable only by him or her while he or she is a Director of the Company or within the time period specified in subsection (e) or (f) below, as the case may be, and shall not be assignable or transferable by him or her and no other person shall acquire any rights therein. On the death of the Participant, his or her option may only be transferred or assigned by his or her will or by the laws of descent and distribution and may only, in such event, be exercised within the time period and in the manner specified in subsection (f) below.

          (e) Termination of Service Other Than by Death or Disability. At the time an option is granted, the Board shall determine the time period during which the Participant may exercise the option following the termination of his or her membership on the Board of Directors, and such post-termination exercise period may vary based on the reason for such termination of Board membership. Subject to subsections (f) and (g) below, the Participant shall have the right to exercise the option at any time within this specified period after the termination of his or her membership on the Board of Directors to the extent that the Participant's right to exercise such option had vested (including without limitation by reason of subsection (c) above) and had not previously been exercised prior to the Participant's termination of Board membership.

          If the Participant's services as a Director of the Company is terminated prior to the earliest date on which the Participant's option may be exercised pursuant to its terms or, if such service is terminated after such date, and the option is not exercised prior to the expiration date specified by the Board at the time the option is granted, the option shall lapse.

          (f) Termination of Service by Death or Disability. Except as provided in the following paragraph and in subsection (g) below, if a Participant dies or becomes disabled (as defined in Code Section 22(e)(3)), his or her option may be exercised in whole or in part by the duly appointed fiduciary of the estate of the deceased Participant or the person or persons succeeding to his or her interest under the laws of descent and distribution or by bequest under his or her will, or, in the case of disability, by the disabled Participant or the conservator or his or her estate, as the case may be, at any time within the applicable post-termination exercise period specified by the Board, to the extent that the Participant's right to exercise such option had vested and had not previously been exercised prior to the date of his or her death or disability.

          If the Participant dies or becomes disabled and the option is not exercised in the manner provided in the preceding paragraph of this subsection (f) prior the expiration date specified by the Board at the time the option is granted, the option shall lapse.

          (g) Board Discretion. Notwithstanding the provisions of subsections
     (e) and (f) above, the Board, in its discretion, may extend the time that an optionee has to exercise any outstanding option, but not beyond the specified expiration date of the option.

7. Other Option Provisions

     Any option granted under the Plan may contain such provisions, including, without limitation, restrictions upon the exercise of the option and subsequent transfer of the underlying stock, as the Board shall deem advisable.

8. Term of Plan

     The Plan shall continue indefinitely, provided that the Board of Directors may revise or discontinue the Plan at any time in accordance with Section 12.

9. Exercise of Option and Payment of Option Price

     Subject to Section 6 above, each option granted under the Plan may be exercised in whole or in part, over the term of the option, by delivery to the President, Secretary, Assistant Secretary or chief financial officer of the Company of a duly executed notice of exercise in the form attached to the option. The exercise price of an option shall be paid in full at the time of exercise (i) in cash, (ii) through the surrender of previously-acquired shares of Common Stock having a fair market value equal to the exercise price of the option, (iii) through the withholding by the Company (upon such exercise) of Common Stock having a fair market value equal to the exercise price or (iv) by a combination of (i), (ii), and (iii). Upon exercise of the option, the Company may withhold, or allow a Participant to remit to the Company any applicable Federal, state or local income tax liability. In order to satisfy all or any portion of such income tax liability, an option holder may elect to surrender Common Stock previously acquired by the holder or to have the Company withhold Common Stock that would otherwise have been issued to the holder pursuant to the exercise of the option.

10. Adjustment Provisions

     In the event of changes in the outstanding Common Stock of the Company by reason of stock dividends, split-ups, recapitalization, combination of shares, exchange of shares, mergers, consolidations, separations, reorganizations, liquidations, or otherwise, the number and class of shares available for options under the Plan and the shares subject to any outstanding options and the option price thereof shall be equitably adjusted by the Board.

11. Mergers or Consolidations

     In the event of the merger or consolidation of the Company into or with another corporation in which the Company ceases to exist, the option shall be transferred into options of the surviving corporation to purchase the same comparable number of shares of the surviving corporation and on the same terms and conditions as provided for and contained in the options granted under the Plan, and the Company shall require, as a condition to such merger or consolidation, that the surviving corporation adopt the Plan as its plan and issue comparable options to purchase shares of its stock.

12. Amendment or Termination of Plan

     The Board of Directors may amend, suspend or terminate this Plan at any time and from time to time. No amendment of the Plan shall adversely affect rights or obligations under the Plan with respect to options granted prior to such amendment.

13. General Provisions

     (a) Nothing in the Plan nor in any instrument executed pursuant hereto shall confer upon any outside Director any right to continue as a Director of the Company or shall affect the right of the shareholders of the Company to vote against the reelection of an outside Director or of the Board of Directors to remove an outside Director in the manner permitted by the By-laws of the Company.

     (b) No shares of Common Stock shall be issued or transferred pursuant to an option granted under the Plan unless and until all legal requirements applicable to the issuance or transfer of such shares have, in the opinion of counsel to the Company, been complied with.

     (c) No outside Director and no beneficiary or other person claiming under or through him or her shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any option except as to such shares of Common Stock, if any, as shall have been issued pursuant to the exercise of such option.

     (d) The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any general corporate purposes.

14. Effective Date

     The Plan was originally adopted by the Board of Directors of the Company in July, 1989. It is hereby amended and restated, effective as of August, 1997, subject in part to the approval of the shareholders of the Company at the November, 1997 annual meeting.

                                  perrigo logo

                               PERRIGO COMPANY


         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 6, 1997



THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Michael J. Jandernoa and John R. Nichols, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 8, 1997, at the Annual Meeting of Shareholders to be held on November 6, 1997, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 AND AS OTHERWISE DETERMINED BY THE PROXYHOLDERS IN THEIR DISCRETION.

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PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                      DO YOU HAVE ANY COMMENTS?

---------------------------------              ---------------------------------

---------------------------------              ---------------------------------

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
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


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                               PERRIGO COMPANY
--------------------------------------------------------------------------------

Mark box at right if no address change or comment has been added on the
reverse side of this card.                                                 [ ]

RECORD DATE SHARES:





   Please be sure to sign and date this Proxy.      Date
--------------------------------------------------------------------------------


---Shareholder sign here---------------------------Co-owner sign here-----------


DETACH CARD

1. Election of Directors:
   Nominees:
             F. Folosom Bell                   For all        With-      For All
          Christopher J. Coughlin              Nominees       hold       Except
            Richard G. Hansen                     [ ]         [ ]          [ ]

If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee's name(s). Your shares will be voted for the remaining nominee(s).

                                                  For       Against      Abstain
2. Approval of Amendment to the Company's         [ ]         [ ]          [ ]
   Employee Incentive Stock Option Plan.

3. Approval of Amendment to the Company's         [ ]         [ ]          [ ]
   Non-Qualified Stock Option Plan for Directors.

4. Ratification of selection of BDO Seidman, LLP. [ ]         [ ]          [ ]

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name(s) appear(s) to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                     DETACH CARD